Exhibit 10.32

AMENDMENT

FIRST AMENDMENT (this “Amendment”), effective as of November 13, 2003, to the Exchange Agreement (the “Exchange Agreement”), dated as of November 13, 2003, by and between DFG Holdings, Inc., a Delaware corporation (the “Company”), GS Mezzanine Partners, L.P., a limited partnership organized under the laws of Delaware (“GS Mezzanine”), GS Mezzanine Partners Offshore, L.P., an exempted limited partnership organized under the laws of the Cayman Islands (“GS Mezzanine Offshore”), Stone Street Fund 1998, L.P., a limited partnership organized under the laws of Delaware (“Stone Street”), Bridge Street Fund 1998, L.P., a limited partnership organized under the laws of Delaware (“Bridge Street”, and collectively with Stone Street, GS Mezzanine and GS Mezzanine Offshore, the “GSMP Purchasers”), Ares Leveraged Investment Fund, L.P., a limited partnership organized under the laws of Delaware (“Ares I”) and Ares Leveraged Investment Fund II, L.P., a limited partnership organized under the laws of Delaware (“Ares II” and, collectively with Ares I, “Ares” and, collectively with the GSMP Purchasers, the “Purchasers”).  Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Exchange Agreement.

RECITALS

WHEREAS, pursuant to the Exchange Agreement, the Company sold $49,351,422.48 in aggregate principal amount of 16% Senior Notes Due 2012 (the “Notes”) to the Purchasers,

WHEREAS, pursuant to Section 9.17 of the Exchange Agreement, the Purchasers constituting the Required Holders requested that the Company enter into an Indenture (as hereinafter defined) with an indenture trustee under which replacement notes (the “Replacement Notes”) in aggregate principal amount of $49,351,422 will be issued to the Purchasers in exchange for the Notes and certain covenants and agreements of the Company under the Exchange Agreement will be substituted for with covenants and agreements to be set forth under the Indenture,

WHEREAS, concurrently herewith, the Company is entering into an Indenture (the “Indenture”) with U.S. Bank National Association, as Trustee (the “Trustee”) in the form of Exhibit A hereto,

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1.                                       Definitions.  Section 1 of the Exchange Agreement is hereby amended as follows:

(a)                                  The first sentence of Section 1.1 is hereby deleted and replaced with the following:

“Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Indenture.  In addition, the following terms shall have the meanings specified herein unless the context otherwise requires.”

(b)                                 All defined terms used in the Sections of the Exchange Agreement that are being deleted pursuant to Section 2 of this Amendment are hereby deleted in their entirety unless such defined terms are used elsewhere in the Exchange Agreement and the Indenture does not contain definitions for such terms.  In the event that the Indenture contains a definition for any term used in the

Exchange Agreement, the definition set forth in the Exchange Agreement is replaced in its entirety by the definition set forth in the Indenture.

(c)                                  The following definitions hereby replace the existing definitions of such terms set forth in Section 1.1 of the Exchange Agreement:

“Company Financial Statements” means the financial statements of the Company filed with the Commission pursuant to its obligations under Section 5.03 of the Indenture.

“Special Interest” means Liquidated Damages, as defined in the Indenture.

“Required Holders” means Purchasers who hold more than 50% of the aggregate principal amount of the outstanding Notes.

2.                                       Other Amendments to the Exchange Agreement.

(a)                                  Section 6 (“Covenants to Provide Information”) is hereby deleted in its entirety and a new Section 6.1 is hereby substituted in place thereof as follows:

“Section 6.1.                             Covenant to Provide Information.  So long as the Purchasers hold any Notes, the Company covenants and agrees with each Purchaser that at least ten (10) days prior thereto, it will deliver to each Purchaser a written notice of any proposed extension, renewal, refinancing or modification of any Indebtedness exceeding $250,000 of the Company or any of its Subsidiaries.”

(b)                                 Section 7 (“Other Affirmative Covenants”) of the Exchange Agreement, except Sections 7.3(c), 7.3 (d) and 7.8, is hereby deleted in their entirety.

(c)                                  Section 8 (“Negative Covenants”) of the Exchange Agreement is hereby deleted in its entirety and a new Section 8.1 is hereby substituted in place thereof as follows:

“8.1.                        Amendment of Indenture.  The Company shall not amend or waive the provisions of Sections 3.02, 3.08 and 5.17 of the Indenture, or any of the definitions used in such Sections, without the prior written consent of Ares, so long as Ares owns any Notes.”

(d)                                 Sections 9.13 (“DTC Agreement”), 9.14 (“Portal”) and 9.17 (Exchange Right), Section 10 (“The Notes”), Section 11 (“Events of Default”) and Section 12 (“Redemption”) of the Exchange Agreement are hereby deleted in their entirety.

(e)                                  Section 14.4 of the Exchange Agreement is hereby replaced in its entirety with the following:

“Section 14.4.        Amendments, Waiver and Consents.  This Agreement may be amended and the observance of any term hereof may be waived (either retroactively or prospectively) with (and only with) the written consent of the Company and the Required Holders; provided however, that no such amendment or waiver may, without the prior written consent of the Holder of each Note and Exchange Note then outstanding and affected thereby (a) subject any Holder to any additional obligation or (b)

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amend or waive the provisions of Section 7.8 or any of the definitions used in such Section.  No amendment or waiver of this Agreement will extend to or affect any obligation, covenant or agreement not expressly amended or waived or thereby impair any right consequent thereon.  As used herein, the term “Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.”

(f)                                    Exhibit A of the Exchange Agreement is hereby replaced with Sections 2.02 and 2.03 of the Indenture.  Without limiting the generality of the foregoing, each Purchaser acknowledges and agrees that the percentage used in calculating the Adjusted Actual Payment has been changed from 16.67%  to 16.51%.

(g)                                 Schedule A to the Exchange Agreement is replaced in its entirety with Schedule A attached hereto.

3.                                       Indenture.  Concurrently herewith, the Company shall enter into the Indenture.

4.                                       Exchange of the Notes.  Concurrently herewith, the Company will issue and cause to be authenticated, in accordance with the terms of the Indenture, Replacement Notes in the form set forth in Sections 2.02 and 2.03 of the Indenture.  The Replacement Notes shall be issued, in exchange for the Notes surrendered by the Purchasers, in principal amounts equal to the respective principal amounts of the Notes so surrendered by each Purchaser.  To receive Replacement Notes, each Purchaser shall surrender all of its Notes.  The Replacement Notes will be issued in the form of one or more Global Notes (as defined in the Indenture) authenticated by the Trustee as of November 13, 2003 and registered in the name of the Depository Trust Company, as the Depositary (“DTC”), or its nominee, and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of the beneficial owners of the Replacement Notes represented thereby.  From and after the date of surrender, the Notes shall cease to bear interest and shall cease to be outstanding for any purpose.

5.                                       Conditions to Effectiveness.  This Amendment shall become effective upon (a) the due authorization, execution and delivery of the Indenture by the parties thereto, (b) the surrender by the Purchasers of all of their Notes, (c) the execution and delivery by the Company of the Replacement Notes to the Trustee, the authentication of the Replacement Notes by the Trustee and the delivery of the Replacement Notes to DTC pursuant to Section 4 hereof, (d) the compliance by the Company with its obligations pursuant to Sections 9.13 and 9.14 of the Exchange Agreement with respect to the Replacement Notes and (e) the receipt by the Trustee and each Purchaser of opinions in form and substance satisfactory to each Purchaser, dated the date hereof, from Irell & Manella LLP, counsel to the Company, as to the Indenture, the Replacement Notes and this Amendment, and such other matters as the Trustee or the Purchasers may reasonably request.

6.                                       Exchange Agreement Remains in Effect; Indenture Controls.

(a)                                  Except as expressly amended herein or as provided in clause (b) of this Section 6, the Exchange Agreement shall continue to be, and shall remain, in full force and effect.  This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Exchange Agreement or to prejudice any other right or rights which the Holders may now have or may have in the future under or in connection with the Exchange Agreement or any

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of the instruments or agreements referred to therein, as the same may be amended from time to time.  The representations of the Purchasers set forth in Section 5 of the Exchange Agreement shall apply mutatis mutandi to this Amendment, as though fully set forth herein with respect to the Replacement Notes.

(b)                                 In the event of any conflict between the provisions of the Exchange Agreement and the provisions of the Indenture, the provisions of the Indenture shall control and shall be deemed to have superseded and replaced the conflicting provisions of the Exchange Agreement.

7.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

8.                                       Acknowledgement.  Reference is hereby made to (a) that certain Note SN-3, dated November 13, 2003, made by the Company in favor of Stone Street in the original principal amount of US$1,061,174.28 (the “Stone Note”) and (b) that certain Note SN-4, dated November 13, 2003, made by the Company in favor of Bridge Street in the original principal amount of US$320,131.38 (the “Bridge Note,” and together with the Stone Note, the “3-4 Notes”) each issued under the Exchange Agreement.  Stone Street acknowledges that the Stone Note was exchanged for a Replacement Note in the aggregate principal amount of US$1,061,174 and Bridge Street acknowledges that the Bridge Note was exchanged for a Replacement Note in the aggregate principal amount of US$320,131, in each case as of November 13, 2003 pursuant to this Amendment.  Accordingly, each of Stone Street and Bridge Street, being the owner and holder of its respective 3-4 Note, by execution of this Amendment, hereby acknowledges full satisfaction of all amounts owing under such 3-4 Note and hereby cancels the same.  The original of such 3-4 Note not being available, Stone Street and Bridge Street each hereby agrees to indemnify and hold the Company harmless from and against any claim that the amounts evidenced by the Stone Note or the Bridge Note, as the case may be, have not been satisfied.  Each of Stone Street and Bridge Street represents that it has not sold, assigned, pledged, transferred, negotiated, deposited under any agreement, or hypothecated its respective 3-4 Note or any interest therein, or signed any power of attorney or other authorization respecting the same which is now outstanding and in force or otherwise deposed of the same, and no person, firm, corporation, or other entity has or has asserted any right, title, claim, equity or interest in, to, or respecting the same.  Each of Stone Street and Bridge Street further agrees to return its 3-4 Notes to the Trustee no later than December 23, 2003.

9.                                       GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

DFG HOLDINGS, INC.

By:	/s/ Donald F. Gayhardt
Name: Donald F. Gayhardt
Title: President

GS MEZZANINE PARTNERS, L.P.

By: GS Mezzanine Advisors, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

GS MEZZANINE PARTNERS OFFSHORE, L.P.

By: GS Mezzanine Advisors, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

STONE STREET FUND 1998, L.P.

By: Stone Street 1998, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

BRIDGE STREET FUND 1998, L.P.

By: Stone Street 1998, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

ARES LEVERAGED INVESTMENT FUND, L.P.

By: ARES Management, L.P.

By: ARES Operating Member, LLC, its general partner

By:	/s/ Jeff Serota
Name: Jeff Serota
Title: Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P.

By: ARES Management II, L.P.

By: ARES Operating Member II, LLC, its general partner

By:	/s/ Jeff Serota
Name: Jeff Serota
Title: Vice President

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount at Maturity of the Existing Holdings Notes to be Surrendered	Principal Amount of the Notes to be Received	Financing Payment	Redemption of Existing Holdings Notes pursuant to Section 3.6(1)

GS MEZZANINE PARTNERS, L.P. 85 Broad Street New York, New York 10004 Telecopy: (212) 902-3000 Attention: Ben Adler	$30,294,400.03	$24,788,508	$743,655.22	$5,023,000.00

GS MEZZANINE PARTNERS OFFSHORE, L.P. c/o GS Mezzanine Partners L.P. 85 Broad Street New York, New York 10004 Telecopy: (212) 902-3000 Attention: Ben Adler	$16,267,631.07	$13,311,325	$399,339.75	$2,697,000.00

STONE STREET FUND 1998, L.P. 85 Broad Street New York, New York 10004 Telecopy: (212) 902-3000 Attention: Ben Adler	$1,296,846.01	$1,061,174	$31,835.23	$215,000.00

BRIDGE STREET FUND 1998, L.P. 85 Broad Street New York, New York 10004 Telecopy: (212) 902-3000 Attention: Ben Adler	$391,369.81	$320,131	$9,603.94	$65,000.00

(1)                                  Shows 50% of the aggregate amount of redemption.  The other 50% are shown in the Subordinated Note Exchange Agreement as applied to the Existing Holdings Notes exchanged for the Subordinated Notes.

ARES LEVERAGED INVESTMENT FUND, L.P. 1999 Avenue of the Stars, Suite 1900 Los Angeles, California 90067 Telecopy: (310) 201-4170 Attention: Jeff Serota	$6,031,280.87	$4,935,142	$148,054.26	$1,000,000.00

ARES LEVERAGED INVESTMENT FUND II, L.P. 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067 Telecopy: (310) 201-4170 Attention: Jeff Serota	$6,031,280.86	$4,935,142	$148,054.26	$1,000,000.00

TOTAL:	$60,312,808.65	$49,351,422	$1,480,542.67	$10,000,000.00